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                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                         NORTHWEST AIRLINES CORPORATION
                            1999 STOCK INCENTIVE PLAN

                       (AS AMENDED THROUGH JUNE 29, 2000)


SECTION 1.  PURPOSE.
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     The purpose of the Northwest Airlines Corporation 1999 Stock Incentive Plan
(the "Plan") is to promote the interests of the Company and its stockholders by assisting the Company and its Affiliates in attracting and retaining employees, to offer such employees incentives to put forth maximum efforts for the success of the Company and its Affiliates and to further align employees' interests with those of the Company's stockholders.

SECTION 2.  DEFINITIONS.
            ------------

     As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

         (d) "Cause" shall mean with respect to the termination of a Participant's employment with the Company or any Affiliate (i) an act or acts of personal dishonesty by the Participant intended to result in substantial personal enrichment of the Participant at the expense of the Company or an Affiliate; (ii) an act or acts of personal dishonesty by the Participant intended to cause substantial injury to the Company or an Affiliate; (iii) material breach (other than as a result of a Disability) by the Participant of the Participant's obligations under the terms and conditions of the Participant's employment, which action was (A) undertaken without a reasonable belief that the action was in the best interest of the Company or an Affiliate and (B) not remedied within a reasonable period of time after receipt of written notice from the Company or an Affiliate specifying the alleged breach, or (iv) the conviction of the Participant of a felony.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         (f) "Committee" shall mean a committee of the Company designated by the Board of Directors of the Company to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors.

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         (g) "Company" shall mean NORTHWEST AIRLINES CORPORATION, a Delaware corporation, and any successor corporation.

         (h) "Disability" shall mean the Participant's physical or mental condition which prevents continued performance of his or her duties and for which the Participant establishes by medical evidence that such condition will be permanent and continuous during the remainder of the Participant's life or is likely to be of at least three (3) years' duration.

         (i) "Eligible Person" shall mean any employee, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

         (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of shares on a given date for purposes of the Plan shall be the average of the opening and closing sale prices of the shares as reported on the NASDAQ National Market System on such date or, if such System is not open for trading on such date, on the day closest to such date when such System is open for trading.

         (k) "Option" shall mean an option granted under Section 6(a) of the Plan that shall not be an incentive stock option within the meaning of Section 422 of the Code or any successor provision.

         (l) "Other Stock-Based Award" shall mean any right granted under
Section 6(e) of the Plan.

         (m) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

         (n) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         (o) "Person" shall mean any individual, corporation, partnership, association or trust.

         (p) "Plan" shall mean this 1999 Stock Incentive Plan, as amended from time to time.

         (q) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

         (r) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         (s) "Retirement" shall mean separation from service with the Company or an Affiliate pursuant to a pension plan maintained by the Company or such Affiliate.

         (t) "Shares" shall mean shares of Common Stock, $0.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

         (u) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION 3.  ADMINISTRATION.

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         (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

                  (i)  designate Participants;

                  (ii) determine the type or types of Awards to be granted to each Participant under the Plan;

                  (iii) determine the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award;

                  (iv) determine the terms and conditions of any Award or Award Agreement;

                  (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards;

                  (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

                  (vii) determine whether, to what extent and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

                  (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

                  (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

                  (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

         (b) DELEGATION. Except to the extent prohibited by applicable law, the Committee may allocate all or any portion of its powers and duties under the Plan to any one or more of its members and may delegate its powers and duties under the Plan to any person or persons selected by it, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion. Any such allocation or delegation may be revoked by the Committee at any time.

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         (c) POWER AND AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding
anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

         (a) SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in Section 4(c), the aggregate number of shares that may be issued under all Awards under the Plan shall be 4,000,000, subject to the following:

         (i) If any shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

         (ii) If the exercise price of any Option granted under the Plan is satisfied by tendering shares to the Company, only the number of shares issued net of the shares tendered shall be deemed issued under the Plan.

         (iii) Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the aggregate number of shares available under the Plan to the extent that such settlement, assumption or substitution is a result of the Company or an Affiliate acquiring another entity (or an interest in another entity).

Shares to be issued under the Plan shall be shares reacquired and held in the treasury of the Company.

         (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase shares, the number of shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares available for granting Awards under the Plan.

         (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of shares covered by any Award or to which such Award relates shall always be a whole number.

SECTION 5.  ELIGIBILITY.

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         Any Eligible Person shall be eligible to be designated a Participant.
In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

SECTION 6.  AWARDS.

         (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be the price specified by the Committee.

           (ii) OPTION TERM. The term of each Option shall be fixed by the Committee.

           (iii) PERIOD OF EXERCISE; TERMINATION OF EMPLOYMENT. The
         Committee shall determine the time or times at which an Option may be exercised in whole or in part and shall provide for exercisability of Options in the event of death, disability, retirement or other termination of employment of the Participant. Unless otherwise provided in any applicable Award Agreement or otherwise determined by the Committee, the following provisions shall apply with respect to the exercisability of Options previously granted to a Participant under the Plan in the event the Participant's employment with the Company or any Affiliate is terminated:

                  (A) RETIREMENT. If a Participant's employment with the Company or any Affiliate is terminated by reason of the Participant's Retirement, then any portion of any Option previously granted to the Participant that was exercisable as of the date of such Retirement and not previously exercised may be exercised by the Participant at any time within one (1) year after the date of such Retirement; provided, however, that if the Participant dies or becomes Disabled within one
         (1) year after such Retirement, then any portion of the Option that was exercisable as of the date of the Participant's Retirement and not previously exercised shall not terminate pursuant to this Section 6(a)(iii) and may be exercised during the remainder of the term of the Option by the Participant or by the estate of the Participant or a person who shall have acquired the right to exercise the Option by bequest or inheritance. Any portion of any such Option that was not exercisable as of the date of such Retirement shall be canceled immediately upon such Retirement.

                  (B) DEATH OR DISABILITY. If a Participant's employment with the Company or any Affiliate is terminated by reason of the Participant's death or Disability, then any portion of any Option previously granted to the Participant that was exercisable as of the date of such death or Disability and not previously exercised shall not terminate and may be exercised during the remainder of the term of the Option by the Participant or by the estate of the Participant or a person who shall have acquired the right to exercise the Option by bequest or inheritance. Any portion of any such Option that was not exercisable as of the date of such death or Disability shall be canceled immediately upon such death or Disability.

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                  (C) TERMINATION OF EMPLOYMENT FOR CAUSE. If a Participant's
         employment with the Company or any Affiliate shall terminate for Cause, any Option previously granted to the Participant, to the extent not previously exercised, shall be canceled immediately upon such termination of employment.

                  (D) TERMINATION OF EMPLOYMENT OTHER THAN FOR CAUSE, DEATH, DISABILITY OR RETIREMENT. If a Participant's employment with the Company or any Affiliate shall be terminated otherwise than by reason of Cause, death, Disability or Retirement, any portion of any Option previously granted to the Participant that was exercisable as of the date of such termination of employment and not previously exercised may be exercised by the Participant at any time within ninety (90) days after the date of such termination of employment. Any portion of any such Option that was not exercisable as of the date of such termination of employment shall be canceled immediately upon such termination of employment.

         (iv) MANNER OF EXERCISE. All Options granted under the Plan shall be exercised by delivery of written notice of exercise to the Secretary of the Company and payment of the exercise price for the shares being purchased pursuant to the Option. Except as otherwise determined by the Committee, the exercise price for the shares purchased pursuant to an Option may be paid:

                  (A) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company;

                  (B) through the delivery of shares with an aggregate Fair Market Value on the exercise date equal to the exercise price;

                  (C) by delivery of irrevocable instructions to a financial institution to sell the shares acquired upon exercise of the Option or a sufficient portion thereof and remit promptly to the Company the portion of the sale or loan proceeds sufficient to pay the exercise price;

                  (D) by the withholding of shares otherwise to be delivered upon exercise of the Option with a Fair Market Value equal to the exercise price; or

                  (E) by any combination of the above methods of payment or by such other means and in such other forms (including, without limitation, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) as the Committee shall determine.

     (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by

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the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

         (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

            (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no shares shall be issued at the time such Awards are granted.

            (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive shares, such shares shall be issued and delivered to the holders of the Restricted Stock Units.

         (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

         (e) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed

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by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such shares or other securities as of the date such purchase right is granted.

         (f)  GENERAL.
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                 (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                 (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                 (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

                 (iv) LIMITS ON TRANSFER OF AWARDS. Unless otherwise determined by the Committee:


                         (A) no Award and no right under any such Award shall be
                  transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant;

                         (B) each Award or right under any Award shall be
                  exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative; and

                         (C) no Award or right under any such Award may be
                  pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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         (v)  TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

         (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any shares or other securities covered by an Award unless and until such shares or other securities have been admitted for trading on such securities exchange.

SECTION 7.  AMENDMENT AND TERMINATION; ADJUSTMENTS.
            ---------------------------------------

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

         (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan.

         (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

         (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.  CHANGE OF CONTROL.
            ------------------

         (a) Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, upon the occurrence of a Change of Control (as defined below) (i) all outstanding Options and Stock Appreciation Rights granted pursuant to the Plan, to the extent not theretofore exercised or canceled, shall become exercisable in full for the remainder of the applicable term of such Award; and (ii) all restrictions applicable to all outstanding Awards granted pursuant to the Plan, other than Stock Options and Stock Appreciation Rights, shall be deemed to have been satisfied and such Awards shall immediately vest in full.

         (b) For purposes of the Plan, the term "Change of Control" shall mean any one of the following:

                  (i) Individuals who, as of June 1, 2000, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the

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         date hereof, whose election, or nomination for election by the
         Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined below) other than the Board of Directors of the Company; or

                  (ii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (the "Outstanding Common Stock") and the combined voting power of the then outstanding voting securities of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) entitled to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Board providing for such Business Combination; or

                  (iii) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

As used in this subsection (b), the term "Person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

SECTION 9.  INCOME TAX WITHHOLDING.

         In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying

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all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by
(i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company shares other than shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 10.  GENERAL PROVISIONS.
             -------------------

         (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         (b) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

         (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

         (e) GOVERNING LAW. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

         (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the

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Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

         (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (h) NO FRACTIONAL SHARES. No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 11.  EFFECTIVE DATE OF THE PLAN.
             ---------------------------

         The Plan shall be effective as of January 28, 1999.

SECTION 12.  TERM OF THE PLAN.

         Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall be unlimited in duration and shall remain in effect as long as any Awards granted pursuant to the Plan remain outstanding.

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